UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): Nov 11, 2018

Hoverink Biotechnologies, Inc. (Exact name of Registrant as Specified in Its Charter)

Delaware	000-55055	82-3445013
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1801 Century Park East, 24 th floor Los Angeles, California 90067 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 866-443-4666

Former name or former address, if changed since last report: HOVERINK INTERNATIONAL HOLDINGS, INC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On September 26, 2018 We filed trademark applications covering:

MAXKAFLEN®

Word Mark	MAXKAFLEN

Goods and Services IC 005. US 006 018 044 046 051 052. G & S: antibiotic veterinary preparation for cattle and swine; antibiotics

A press release relating to the announcement is attached hereto as Exhibit 99.1.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release Hoverink Biotechnologies, Inc announced today We filed trademark applications covering: MAXKAFLEN® with the UNITED STATES PATENT AND TRADEMARK OFFICE (USPTO)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVERINK BIOTECHNOLOGIES, INC.

/s/ Debbie Mae Carter
Date: Nov 13, 2018	Debbie Mae Carter
Chief Executive Officer